UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) May 12, 2005
                                                         --------------

                   Kirshner Entertainment & Technologies, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
                 (State or Other Jurisdiction of Incorporation)


        000-24977                                      65-1053546
  -------------------                       ---------------------------------
 (Commission File Number)                    (IRS Employer Identification No.)


 No. 476 Hutai Branch Road, Baoshan District, Shanghai, China         200436
-------------------------------------------------------------       -----------
   (Address of Principal Executive Offices)                         (Zip Code)



                                 (86)21-56689332
                                ------------------
              (Registrant's Telephone Number, Including Area Code)



           5200 N.W. 33rd Avenue, Suite 215, Ft. Lauderdale, FL 33309
        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)


 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

       [__]   Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

       [__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       [__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       [__] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

            On May 12, 2005, Kirshner Entertainment & Technologies, Inc. ("Kirshner") dismissed Berkovits, Lago & Company, LLP. as its independent registered public accounting firm. Berkovits, Lago & Company, LLP had been the independent registered public accounting firm for and audited the consolidated financial statements of Kirshner as of December 31, 2004 and 2003. The reports of Berkovits, Lago & Company, LLP on the financial statements of Kirshner for the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except such reports were modified as to an explanatory paragraph relating to Kirshner's ability to continue as a "going concern" as a result of its lack of existing commitments from lenders to provide necessary financing, lack of sufficient working capital, and recurring losses from operations. The decision to change accountants was approved unanimously by the Board of Directors.

         In connection with the audit for the two most recent fiscal years and in connection with Berkovits, Lago & Company, LLP.'s review of the subsequent interim periods preceding dismissal on May 12, 2005, there have been no disagreements between Kirshner and Berkovits, Lago & Company, LLP. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Berkovits, Lago & Company, LLP., would have caused Berkovits, Lago & Company, LLP. to make reference thereto in their report onKirshner's financial statements for these fiscal years. During the two most recent fiscal years and prior to the date hereof Kirshner had no reportable events (as defined in Item 304(a)(1) of Regulation S-B).

            On May 12, 2005 Kirshner engaged Sherb & Co., LLP. as its independent registered public accounting firm. Kirshner had not consulted with Sherb & Co., LLP. regarding the application of accounting principles to any contemplated or completed transactions nor the type of audit opinion that might be rendered on Kirshner's financial statements, and neither written nor oral advice was provided that would be an important factor considered by Kirshner in reaching a decision as to an accounting, auditing or financial reporting issues.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  16.1 Letter from Berkovits, Lago & Company, LLP. to the Securities and Exchange Commission dated May 13, 2005.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.
   Kirshner Entertainment & Technologies, Inc.



                                           By:/s/ Xuelian Bian
                                        ---------------------------------------
                                          Xuelian Bian, Chief Executive Officer


DATED:  May 12, 2005